Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Richard S. Rosenzweig, Director of Playboy Enterprises, Inc. (the "Company"), do hereby constitute and appoint Linda G. Havard and Howard Shapiro, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's Class B Common Stock.

I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2003.

         /s/ Richard S. Rosenzweig
         -------------------------
         Richard S. Rosenzweig



POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Dennis S. Bookshester, Director of Playboy Enterprises, Inc. (the "Company"), do hereby constitute and appoint Linda G. Havard and Howard Shapiro, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's Class B Common Stock.

I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2003.

         /s/ Dennis S. Bookshester
         -------------------------
         Dennis S. Bookshester



POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, David I. Chemerow, Director of Playboy Enterprises, Inc. (the "Company"), do hereby constitute and appoint Linda G. Havard and Howard Shapiro, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's Class B Common Stock.

I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2003.

         /s/ David I. Chemerow
         ---------------------
         David I. Chemerow



POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Donald G. Drapkin, Director of Playboy Enterprises, Inc. (the "Company"), do hereby constitute and appoint Linda G. Havard and Howard Shapiro, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's Class B Common Stock.

I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2003.

         /s/ Donald G. Drapkin
         ---------------------
         Donald G. Drapkin



POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Jerome H. Kern, Director of Playboy Enterprises, Inc. (the "Company"), do hereby constitute and appoint Linda G. Havard and Howard Shapiro, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's Class B Common Stock.

I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2003.

         /s/ Jerome H. Kern
         ------------------
         Jerome H. Kern



POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Sol Rosenthal, Director of Playboy Enterprises, Inc. (the "Company"), do hereby constitute and appoint Linda G. Havard and Howard Shapiro, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's Class B Common Stock.

I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2003.

         /s/ Sol Rosenthal
         -----------------
         Sol Rosenthal



POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Sir Brian Wolfson, Director of Playboy Enterprises, Inc. (the "Company"), do hereby constitute and appoint Linda G. Havard and Howard Shapiro, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's Class B Common Stock.

I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2003.


         /s/ Sir Brian Wolfson
         ---------------------
         Sir Brian Wolfson